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                                                                  EXHIBIT 10.219
                          L E A S E   A G R E E M E N T

         THIS Lease, made on JANUARY 25, 2003 by and between Oshkosh/McNeilus Financial Services Partnership , a California general partnership hereinafter called "Lessor" and Ready Mix, Inc. hereinafter called "Lessee".

                                  WITNESSETH:

For and in consideration of the mutual covenants and promises hereinafter set forth, the parties hereto agree as follows:

1. LEASE. Lessor hereby Leases to Lessee, and Lessee hereby leases and hires from Lessor, all machinery, equipment and other property described in (a) the schedule executed by the parties concurrently herewith or hereafter and made a part hereof, and (b) any schedule or schedules hereafter executed by the parties hereto and made a part hereof. All said machinery, equipment and other property described in all said schedules is hereinafter collectively called "Equipment" or "Leased Equipment", and all said schedules are hereinafter collectively called "schedule".

2. TERM. The term of this Lease respecting each item of Equipment commences when said item of Equipment is delivered to Lessee. The term of this Lease ends on the date designated for such item in the schedule.

3. RENT. The rent for any and every item of Equipment described in the schedule shall be the amount designated therefor in the schedule. Lessee shall pay Lessor said rent in advance, in the amounts and at the times set forth in the schedule, at the office of Lessor, or to such other person and/or at such other place as Lessor may from time to time designate in writing. All payments of rent or any other payments herein shall be in U.S. legal tender.

4.   DELIVERY USE AND OPERATION OF THE LEASED EQUIPMENT.

          (a) All units of Equipment shall be received directly from Lessor's supplier to Lessee. [Lessor authorizes one or more persons designated by Lessee as the authorized representative or representatives of Lessor to accept delivery of the Equipment.] Lessee agrees that the Equipment will be used by Lessee solely in the conduct of its business, Lessee will allow only qualified, properly licensed personnel selected, employed, and controlled by Lessee to operate the Equipment in a manner at all times complying with all applicable federal, state and local laws and regulations. Lessee shall be solely responsible for fines and penalties incurred in the use or operation of the Leased Equipment for violations of any statute, ordinance, by law or regulation of any duly constituted governmental authority. Lessee shall comply with all federal, state, county and municipal statutes, ordinances and regulations which may be applicable to the leasing, use or operation of the Leased Equipment hereunder and shall prepare and furnish to Lessor all documents, returns or forms legally required.

          (b) Lessee shall put the Leased Equipment only to the use contemplated by the manufacturer and shall use the Equipment in a proper and careful manner. Lessee shall affix to the Leased Equipment and maintain thereon such labels, plates or decals as may be provided by Lessor, or conspicuously mark said Leased Equipment with such language as Lessor may reasonably request, to the effect that such Leased Equipment is owned by Lessor. Lessee will keep the Equipment free and clear of all liens and encumbrances other than those which result from acts of Lessor. Lessor is hereby authorized at Lessee's expense to cause this Lease or any statement in respect thereto, showing the interest of the Lessor in the Leased Equipment, to be filed or recorded with any governmental office deemed appropriate by Lessor.

          (c) The Leased Equipment shall be located at the address of Lessee specified herein or such other place as shall be mutually agreed upon in writing between Lessor and Lessee. Lessee shall promptly advise Lessor of any circumstances with respect to location which may in any manner affect Lessor's title thereto.

5. LESSEE'S INSPECTION: CONCLUSIVE PRESUMPTIONS, TAX INDEMNIFICATION. Lessee shall inspect the Equipment within forty-eight (48) hours after receipt thereof. Unless Lessee, within said period of time, gives written notice to Lessor specifying any defect in or other proper objection to the Equipment, Lessee agrees that it be conclusively presumed, as between Lessor and Lessee, that Lessee has fully inspected and acknowledged that the Equipment is in good condition and repair, and that Lessee is satisfied with and has accepted the Equipment in such good condition and repair.

        Lessee hereby represents, warrants and covenants that (i) at the time it is accepted pursuant to Paragraphs 1 and 5 of this Lease, each unit of Equipment will qualify in the hands of Lessor for all of the Tax Benefits specified in Section D of the schedule relating to such unit; and,(ii) at no time during the term of this Lease with respect to any Equipment will the Lessee take or omit to take, nor will it permit any sublessee or assignee to take or omit to take, any action (whether or not such act or omission is otherwise permitted by the terms of this Lease) which act or omission will result in the disqualification of any Equipment for, or the recapture of, all or any portion of such Tax Benefits. If as a result of a breach of any representation, warranty or covenant of the Lessee contained in this Lease any schedule, any certification or declaration delivered to Lessor by Lessee or in the Purchase Order relating to any unit of Equipment, (x) the tax advisor of Lessor (all references to Lease in Paragraph 5 of this Lease include Lessor and the consolidated taxpayer group of which Lessor is a member) shall determine that Lessor is not entitled to claim on its Federal income tax return all or any portion of the Tax Benefits with respect to any unit of Equipment; or (y) any such Tax Benefit claimed on the Federal income tax return of the Lessor is disallowed or adjusted by the Internal Revenue Service; or (z) any Tax Benefit is recomputed or recaptured (any such determination, disallowance, recomputation, or recapture being herein called a ("Loss"), then Lessee shall pay to Lessor as an indemnity as additional rent such amount, or from time to time such amounts, on the next succeeding rental payment date after written notice to Lessee by Lessor of such Loss, as shall, in the reasonable opinion of Lessor, cause Lessor's after-tax economic yields and cash flows being hereinafter called the "Net Economic Return" to equal the Net Economic Return that would have been realized by Lessor if such Loss had not occurred. The amount payable to Lessor pursuant to this paragraph shall be payable upon written statement describing in reasonable detail such Loss and the computation of the amount so payable.

        Lessee recognizes that the following acts, among others, may result in a
     Loss: (A) sublease of Equipment to or other use of Equipment by a tax-exempt entity, governmental entity, or foreign person, (B) personal, nonbusiness use of the Equipment, or (C) use of the Equipment outside the United States.

6. LESSOR'S INSPECTION. Lessor or Lessor's designee, shall at any times during business hours have the right to enter into and upon the premises where the Equipment may be located for the purpose of inspecting the same or observing its use. Lessee
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     shall give Lessor immediate notice of any attachment or other judicial process affecting any item of Equipment and shall, whenever requested by Lessor, advise Lessor of the exact location of the Equipment.

7. ALTERATIONS. Without the prior written consent of Lessor, Lessee shall not make any alterations, additions or improvements to the Equipment. All additions and improvements of whatsoever kind or nature made to the Equipment shall belong to and become the property of Lessor upon the expiration, or earlier termination, of this Lease.

8. MAINTENANCE AND REPAIRS. Lessee, at its sole cost and expense, will (i) furnish complete, suitable and adequate maintenance service for the Equipment, including, but not limited to, washing, cleaning, oiling, greasing and inspection, and (ii) furnish all fuel, oil and other lubricants for the Equipment and (iii) provide all tires and tubes necessary for the operation of the Equipment. Lessee, at its own expense and cost, shall keep the Equipment in (at all times) good repair, condition and working order, and shall furnish any and all funds, labor, parts, mechanisms, and devices required to keep the Equipment in good mechanical and working order. Any replacement parts installed by Lessee shall become part of the Equipment, shall be owned by the Lessor, and shall be subject to the terms and conditions of this Agreement.

9. LOSS AND DAMAGE: STIPULATED LOSS VALUE. Lessee hereby assumes and shall bear the entire risk of loss and damage to the Equipment from any and every cause whatsoever, including requisition by a governmental agency or entity. No loss or damage to the Equipment or any part thereof shall impair any obligation of Lessee under this Lease which shall continue in full force and effect. In the event of loss or damage of any kind whatever to any item of Equipment, Lessee, at Lessee's sole cost and expense and at the option of Lessor shall:

     (a)  Place the same in good repair, condition and working order; or

     (b) Replace the same with like Equipment in good repair, condition and working order whereupon such replacement Equipment, if deemed satisfactory to Lessor (in its sole and absolute discretion) shall become the sole property of Lessor and shall be substituted for the lost or damaged Equipment under this Lease and shall be subject to all of the terms hereof; or,

     (c) If same is determined by Lessor to be lost, stolen, destroyed or damaged beyond repair, pay Lessor therefor in cash the "Stipulated Loss Value" as set forth in the schedule for such equipment. Upon such payment this Lease shall terminate with respect to such item of Equipment so paid for and Lessee thereupon shall become entitled to such item of Equipment as-is-where-is without warranty, express or implied, with respect to any matter whatsoever.

10. SURRENDER. Upon the expiration or earlier termination of this Lease, with respect to any item of Equipment, Lessee shall (unless Lessee has paid Lessor in cash the "Stipulated Loss Value" of such item of Equipment pursuant to paragraph 9 hereof) promptly return the same to Lessor in good repair, condition and working order, reasonable wear and tear resulting from proper use thereof alone excepted, in the following manner as may be specified by Lessor:

     (a) By delivering such item of Equipment at Lessee's cost and expense to such place as Lessor shall specify within the city or county in which the same was delivered to Lessee or to which same was moved with the written consent of Lessor; or

     (b) By loading such item of Equipment at Lessee's cost and expense on board such carrier as Lessor shall specify and shipping the same, fully insured against loss or damage, freight collect, to the destination designated by Lessor.

     Prior to so returning any such item of Equipment, Lessee shall, at its own cost and expense pay for any repairs required to place the affected units of Equipment in the same condition as when received by Lessee, reasonable wear and tear excepted. As applied to any unit of Equipment, "reasonable wear and tear" shall mean that such unit has been maintained by Lessee in "Average Saleable Condition". "Average Saleable Condition" shall be satisfied when all of the following minimum standards are met:

     (A) Tires: All tires shall be round, black, hold air and be of the same type (original size) and manufacturer (i.e., matched), and have a minimum of fifty percent (50%) remaining tread.

     (B) Transmission, Rear Axle and Engine: The transmissions and rear axle must meet the manufacturer's minimum operation specifications as determined by standard testing procedures. The engine must have been maintained in accordance with manufacturer's recommendations, including overhauling as required. At the time of return, the engine must be capable of meeting manufacturer's minimum operational specifications while under full load. Determinations of whether or not these specifications are met shall be made by subjecting such engine to crankcase, manifold pressure and dynamometer tests as well as a road test, which tests must be performed by a factory-authorized service center.

     (C) Mixer Components: All excess concrete or build up of concrete in or on the mixer shall have been removed, and the drum shall be free of concrete, jack hammer extrusions and sledge hammer indentations or if Refuse Components: The Refuse body and packing mechanism must be operational with all options intact and in proper operating condition. The hydraulic systems and cylinders shall be in proper working condition without any leaks or damage.

     (D) General Condition: With respect to each unit, all body damage to doors, fenders, chassis and the like shall have been fully repaired, and the cost of necessary repairs for damages to exterior and interior materials may not exceed $250.00. All lights must be in proper operating condition, with lenses not cracked or broken. Windows and any glass shall not be broken, chipped or cracked. All operating components of the vehicle must meet applicable motor vehicle inspection standards and be able to perform their function as originally intended. All mechanical and electrical Equipment, including radios, heaters and air conditioner units must be in proper operating condition. The vehicle must pass Department of Transportation inspection upon its return to the lessor.

     (E) Documents and Records: Maintenance records, maintenance record jackets, repair orders, license plates, registration certificates and all other similar documents, in their entirety, are held in or affixed on the unit of Equipment or are otherwise delivered to Lessor.

11. INSURANCE. Lessee shall keep all Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the higher of Stipulated Loss Value thereof or the full replacement cost thereof, in either case as determined by Lessor and shall carry at least bodily injury/property damage liability insurance in the amount of $1,000,000.00 combined single limit. All said insurance shall be in form and amount and with companies approved by Lessor and shall be in the joint names of Lessor, Lessor's assignee hereunder, and Lessee. Lessee shall pay the premiums thereof and deliver said policies, or duplicates thereof, to Lessor concurrently herewith and on each policy renewal date hereafter. Each insurer shall agree, by endorsement upon the policy or policies issued by it or by independent instrument furnished to Lessor, that it will give Lessor not less than thirty (30) days written notice before the policy in question or the coverage provided thereby shall be altered,


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     canceled, or the coverage terminated [ILLEGIBLE] or allowed to expire.
     Lessee shall deliver to Lessor [ILLEGIBLE] an original certificate of insurance for each such policy or renewal thereof in detail reasonably satisfactory to Lessor. The proceeds of such insurance, at the option of Lessor, shall be applied (a) toward the replacement, restoration or repair of the Equipment or (b) toward payment of the obligations of Lessee hereunder. Lessee hereby appoints Lessor as Lessee's attorney in fact to make claim for, receive payment of, and execute and endorse all documents, checks, or drafts for, loss or damage under said insurance policy. Lessee shall not utilize the Equipment in any manner or location which would cause the Equipment and/or its use not to be covered by such insurance policies.

12. TAXES. Lessee shall keep the Equipment free and clear of all levies, liens, and encumbrances. Lessee, or Lessor at Lessee's expense, shall report, pay and discharge when due (i) all license and registration fees, assessments, sales, use, property, gross receipts, and value-added taxes, whether or not the same shall be assessed against or in the name of Lessor or Lessee, (A) arising out of receipts from the Lease, use or operation of the Equipment,
     (B) imposed by any state, federal or local government or any agency or department thereof upon the Equipment or any item or portion thereof or the purchase use, operation or leasing of the Equipment or otherwise in any manner with respect thereto (ii) all other taxes, fees and governmental charges similar or dissimilar to the foregoing (excluding any net income tax on the income of Lessor, provided that Lessee agrees to pay (x) that portion of any such net income tax which is in direct substitution for, or which relieves Lessee from, a tax which Lessee would otherwise be obligated to pay under the terms of this paragraph and (y) any additional state income tax liability of Lessor resulting from the use of the Equipment in violation of paragraph 4(c) hereof, together with any penalties or interest thereon. If applicable law permits any such tax, assessment, or other fee to be contested without being paid. Lessee shall not be required to pay or discharge any such tax of assessment while it shall, in good faith by appropriate legal proceedings, and its own cost and expense, contest the validity thereof in any reasonable manner which will not affect or endanger the title and interest of Lessor to the Equipment; however, Lessee shall reimburse Lessor for any damages or expenses resulting from such failure to pay or discharge. If Lessee desires to contest any tax, fee or assessment imposed on Lessor, Lessor shall assist in such contest, provided that the timing and manner of such contest is consistent with Lessor's timing and manner for contesting other similar taxes, fees or assessments and that Lessee pays all cost and expenses associated with such contest.

13. LESSOR'S PAYMENT. In case of failure of Lessee to procure or maintain the insurance required by paragraph 11 hereof or to pay fees, assessments, charges and taxes, it is required to pay under paragraph 12 hereof, Lessor shall have the right, but shall not be obligated, to effect such insurance, or pay said fees, assessments, charges and taxes, as the case may be. In that event, the cost thereof shall be repayable to Lessor with the next installment of rent, and failure to repay the same shall carry with it the same consequence, including interest at one and one-half per cent (1 1/2%), or the highest legal interest rate, whichever is less, per month, or any part thereof, as failure to pay an installment of rent.

14.  DISCLAIMER OF WARRANTIES AND LIMITATIONS OF DAMAGES.

     (a) LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY LIABILITY, CLAIM, LOSS, DAMAGE (DIRECT OR CONSEQUENTIAL) OR EXPENSE OF ANY KIND OR NATURE CAUSED, DIRECTLY OR INDIRECTLY, BY ANY EQUIPMENT OR ANY INADEQUACY THEREOF FOR ANY PURPOSE, OR ANY DEFICIENCY OR DEFECT (LATENT OR PATENT) THEREIN, OR THE USE OR MAINTENANCE THEREOF, OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO, OR ANY DELAY IN PROVIDING OR FAILURE TO PROVIDE ANY THEREOF, OR ANY INTERRUPTION OR LOSS OF SERVICE OR USE THEREOF, OR ANY LOSS OF BUSINESS, OR ANY DAMAGE WHATSOEVER AND HOWEVER CAUSED. LESSOR SHALL NOT, BY VIRTUE OF HAVING LEASED THE EQUIPMENT UNDER THIS LEASE, BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, WHETHER WRITTEN OR ORAL OR EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY, FITNESS (FOR USE OR FOR ANY PARTICULAR PURPOSE), DESIGN OR CONDITION OF, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP IN THE EQUIPMENT.

               AS BETWEEN LESSOR AND LESSEE, LESSOR LEASES THE EQUIPMENT AS-IS, WITHOUT WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO
          (i) THE FITNESS OR MERCHANTABILITY OF ANY ITEM OR ITEMS OF EQUIPMENT,
          (ii) LESSOR'S TITLE THERETO, (iii) LESSEE'S RIGHT TO THE QUIET ENJOYMENT THEREOF, OR (iv) ANY OTHER MATTER WHATSOEVER, IT BEING AGREED THAT ALL SUCH RISKS, AS BETWEEN LESSOR AND LESSEE ARE TO BE BORNE BY LESSEE. Lessee acknowledges that each unit of Leased Equipment subject to this Lease is of a type, size, design and capacity selected solely by Lessee. If the Leased Equipment does not operate as represented or warranted by the manufacturer or seller thereof, or is unsatisfactory for any reason, Lessee shall make any claim on account thereof solely against the manufacturer or seller and no such occurrence shall relieve Lessee of any of its obligations hereunder. Lessor hereby appoints and constitutes Lessee its agent and attorney-in-fact during the term of this Lease to assert and enforce from time to time, in the name and for the account of Lessor and Lessee, as their interests may appear, but in all cases at the sole cost and expense of Lessee, whatever claims and rights Lessor may have as owner of the Equipment against any suppliers, manufacturers or contractors in respect thereof; provided, however, that Lessor, in its sole discretion, may at any time and on a case-by-case basis revoke said appointment of Lessee as Lessor's agent and attorney-in-fact, and thereafter assert directly such claims and rights it may have as owner, but again at the sole cost and expense of Lessee. Any recovery in cash or cash equivalent under such warranty shall be made payable jointly to Lessee and Lessor. At Lessor's option, all cash proceeds or equivalent thereof from such warranty recovery shall be used to repair or replace the Leased Equipment.

     (b) Inability of Lessee to use the Equipment due to any reason including, without limitation, any defect in or unfitness of the Equipment, any action by any governmental authority (including, without limitation, legislative, executive, administrative or judicial bodies) or any action by an independent supervisory agency, shall not relieve Lessee of the obligation hereunder to pay rentals for the full term of this Lease therefor, once the Equipment has been accepted or presumed accepted by Lessee under paragraph 5 hereof.

15.  INDEMNIFICATION BY LESSEE.

     (a) Lessee covenants and agrees to indemnify, save harmless and defend Lessor, all officers, agents, and employees of Lessor, the parent companies and subsidiary companies of Lessor, their officers, agents and employees, and the manufacturers and distributors of the Leased Equipment, including but not limited to McNeilus Truck and Manufacturing,



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          Inc., a Minnesota corporation (all hereinafter collectively called
          "Indemnitees") from and against any and all, losses, damages, fees, penalties, expenses, and injuries and from and against any and all claims, suits, actions, or legal proceedings of any kind brought against Indemnitees, or any of them for or on account of any person or persons, corporation or corporations, or on account of any injuries received or sustained by any person or persons in any manner, directly or indirectly caused by, incident to or growing out of the actual or alleged use, operation, or maintenance of the Leased Equipment between the time of delivery thereof to Lessee and the time of surrender thereof by Lessee to Lessor for disposition, including without limitation, traffic violations. Lessee further agrees to take upon itself the settlement of all claims and the defense of any suit or suits or legal proceedings of any kind brought to enforce such claim or claims, and to pay all judgments entered in such suit or suits and all costs, attorneys' fees or other expenses. Such settlements and defense efforts shall be conducted by a reputable attorney employed by Lessee and reasonably acceptable to Lessor. In any instance where said claims in any way affect an Indemnitees' interests under this Agreement, Lessee shall not consummate any settlement without the affected Indemnitees' prior written consent. Notwithstanding the foregoing, Lessor shall be entitled at any time, at its own cost and expense (but at Lessee's cost and expense if Lessee is not adequately representing or, because of a conflict of interest, may not adequately represent, any interest of Lessor), to participate in the defense and/or settlement of any such claims, suits or legal proceedings and to be represented by attorneys of its own choosing. If Lessor elects to participate in such defense, Lessee shall cooperate with Lessor in the conduct thereof.

     (b) The indemnification, covenants, and other obligations contained in paragraph 15(a) shall continue in full force and effect notwithstanding the termination of this Agreement or the surrender of the Leased Equipment by Lessee.

     (c) THE PROVISIONS OF THIS PARAGRAPH 15 COMPREHEND, INCLUDE, AND COVER, BUT ARE NOT LIMITED TO, CLAIMS HOWEVER ARISING, WHETHER BY REASON OF NEGLIGENCE, BREACH OF WARRANTY, DEFECT IN MANUFACTURE, MAINTENANCE, OR OTHERWISE, ON THE PART OF ANY ONE OR MORE OF THE INDEMNITEES, OR ANY OTHER PARTY TO THIS LEASE, EVEN THOUGH STRICT LIABILITY IS CLAIMED.

     (d) With the exception of Lessor, the above named Indemnitees are intended as third-party beneficiaries to this Lease. By entering into the covenants to indemnify in paragraph 15(b), Lessee intends to benefit all Indemnitees. Lessee's agreement to so indemnify is given in consideration for the agreement by Lessor to enter into this Lease. Lessee understands and agrees that, with the exception of Lessor, all above named Indemnitees have no liability or obligation to Lessee under the terms of this Lease and that said Indemnitees are named in this Lease solely as beneficiaries of Lessee's covenants to indemnify assumed in this paragraph 15.

     (e) The indemnification contained in paragraph 15(a) shall cover all costs and expenses incurred by Indemnitees in connection with an indemnification claim including, without limitation, attorney's fees.

16. SECURITY. As security for the prompt and full payment of the rent, and the faithful and timely performance of all provisions of this Lease, and any extension or renewal thereof, on its part to be performed, Lessee has pledged and deposited with Lessor the amount or amounts set forth in the schedule. In the event any default shall be made in the performance of any of the covenants on the part of Lessee herein contained with respect to any items of Equipment, Lessor shall have the right, but shall not be obligated, to apply any or all of said security to the curing of such default. Any such application by Lessor shall not be a defense to any action by Lessor arising out of said default; and, upon demand, Lessee shall restore said security to the full amount or amounts set forth in the schedule. Upon the expiration, or earlier termination of this Lease, or any extension or renewal thereof, provided Lessee has paid all of the rent herein called for and fully performed all of the other provisions of this Lease on its part to be performed, Lessor will return to Lessee any then remaining balance of said security.

17. DEFAULT. If Lessee with regard to any item or items of Equipment fails to pay any rent or other amount herein provided within fifteen (15) days after the same is due and payable, or if Lessee with regard to any item or items of Equipment fails to observe, keep or perform any other provision of this Lease required to be observed, kept or performed by Lessee, or if Lessee commits or omits any act which Lessor reasonably determines to impair Lessee's prospect of making payments or performing any of the other covenants required by Lessee hereunder, Lessor shall have the right to exercise any one or more of the following remedies:

     (a) To declare the entire amount of rent hereunder immediately due and payable as to any or all items of Equipment, without notice or demand to Lessee.

     (b) To sue for and recover all rents, and other payments, then accrued or thereafter accruing, with respect to any or all items of Equipment.

     (c) To take possession of any or all items of Equipment, without demand or notice, wherever the same may be located, without any court order or other process of law. Lessee hereby waives any and all damages occasioned by such taking of possession. Any said taking of possession shall not constitute a termination of this Lease as to any or all items of Equipment unless Lessor expressly so notifies Lessee in writing.

     (d)  To terminate this Lease as to any or all items of Equipment.

     (e)  To pursue any other remedy at law or equity.

        Notwithstanding any said repossession, or any other action which Lessor may take, Lessee shall be and remain liable for the full performance of all obligations on the part of Lessee to be performed under this Lease. All such remedies are cumulative and may be exercised concurrently or separately.

18. BANKRUPTCY. Neither this Lease nor any interest therein is assignable or transferable by operation of law. If any proceeding under the Bankruptcy Act, as amended, is commenced by or against the Lessee, or if the Lessee is adjudged insolvent, or if the Lessee makes any assignment for the benefit of its creditors, or if a writ of attachment or execution is levied on any item or items of the Equipment and is not released or satisfied within ten
     (10) days thereafter, or if a receiver is appointed in any proceeding or action to which the Lessee is a party with authority to take possession or control of any item or items of the Equipment, Lessor shall have and may exercise any one or more of the remedies set forth in paragraph 17 hereof; and this Lease shall, at the option of Lessor, without notice, immediately terminate and shall not be treated as an asset of Lessee after the exercise of said option.

19. CONCURRENT REMEDIES. No right or remedy herein conferred upon or reserved to Lessor is exclusive of any other right or remedy herein or by law or equity provided or permitted; but each shall be cumulative of every other right or remedy given
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    hereunder or now or hereafter existing at law or in equity or by statute or otherwise [illegible] may be enforced concurrently therewith or from time to time.

20. LESSOR'S EXPENSES. Lessee shall pay Lessor all costs and expenses, including attorneys' fees, incurred by Lessor in exercising any of its rights or remedies hereunder or enforcing any of the terms, conditions, or provisions hereof.

21. ASSIGNMENT. WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, LESSEE SHALL NOT
    (a) ASSIGN, TRANSFER, PLEDGE OR HYPOTHECATE THIS LEASE, THE EQUIPMENT OR ANY PART THEREOF, OR ANY INTEREST THEREIN, OR (b) SUBLET OR LEND THE EQUIPMENT OR ANY PART THEREOF, OR PERMIT THE EQUIPMENT OR ANY PART THEREOF TO BE USED BY ANYONE OTHER THAN LESSEE OR LESSEE'S EMPLOYEES. CONSENT BY LESSOR TO ANY OF THE FOREGOING PROHIBITED ACTS APPLIES ONLY IN THE GIVEN INSTANCE AND IS NOT A CONSENT TO ANY SUBSEQUENT LIKE ACT BY LESSEE OR ANY OTHER PERSON.

        SUBJECT ALWAYS TO THE FOREGOING, THIS LEASE INURES TO THE BENEFIT OF AND IS BINDING UPON, THE HEIRS, LEGATEES, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE PARTIES HERETO.

22. LESSOR'S ASSIGNMENT. All rights of Lessor hereunder may be assigned, pledged, mortgaged, transferred, or otherwise disposed of, either in whole or in part, without notice to Lessee. If Lessor assigns this Lease or the rentals due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by Lessor hereunder or pursuant to any other agreement between Lessor or Lessee, should there be one, shall excuse performance by Lessee of any provision hereof, and Lessee hereby waives and is stopped from asserting any defense, legal or equitable, pursuant to this Lease or otherwise, against any assignee hereunder. No such assignee shall be obligated to perform any duty, covenant or condition required to be performed by Lessor under the terms of this Lease.

        It is hereby agreed that the rights of the Lessee are subject and subordinate to any lien given by Lessor to secure the purchase price of the Equipment Leased hereby. Lessee acknowledges that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Lease nor materially increase, the burdens or risks imposed on Lessee. Lessee agrees that Lessor may assign or transfer this Lease or Lessor's interest in the Equipment even if said assignment or transfer could be deemed to materially affect the interests of Lessee.

23. OWNERSHIP. The Equipment is, and shall at all times be and remain, the sole and exclusive property of Lessor; and the Lessee shall have no right, title or interest therein or thereto except as expressly set forth in this Lease.

24. PERSONAL PROPERTY. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment, or any part thereof, may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently rested upon, real property or any building thereon, or attached in any manner to what is permanent as by means of cement, plaster, nails, bolts, screws, or otherwise.

25. LATE PAYMENTS. Should Lessee fail to pay any part of the rent herein reserved or any other sum required to be paid by Lessee to Lessor later than 10 (10) dates after the due date thereof, Lessee shall pay unto the Lessor a late charge equal to 5% of such delinquent payment.

26. OFFSET. Lessee hereby waives any and all existing and future claims, and offsets, against any rent or other payments due hereunder; and agrees to pay the rent and other amounts hereunder regardless of nay offset or claim which may be asserted by Lessee or on its behalf.

27. NON WAIVER. No covenant or condition of this Lease can be waived except by the written consent of Lessor. Forbearance or indulgence by Lessor in any regard whatsoever shall not constitute a waiver of the covenant or condition to be performed by Lessee to which the same may apply, and, until complete performance by Lessee of said covenant or condition, Lessor shall be entitled to invoke any remedy available to Lessor under this Lease or by law or in equity despite said forbearance or indulgence.

28. ADDITIONAL DOCUMENTS. If Lessor shall so request, Lessee shall execute and deliver to Lessor such documents as Lessor shall deem necessary or desirable for purposes of recording or filing to protect the interest of Lessor in the Equipment.

29. ENTIRE AGREEMENT. This Lease together with the schedule and any statements, certificates and addendums executed in connection with the execution of this Lease and/or schedule constitutes the entire agreement between Lessor and Lessee; and they shall not be amended, altered or changed except by a written agreement signed by the parties hereto. Each schedule shall constitute a separate lease incorporating the terms of this Master Lease. To the extent required to satisfy section 7701(h) of the Internal Revenue Code, the agreement also includes documents relating to the Lessor's financing of acquisition of Equipment.

30. NOTICES. All notices under this Lease shall be in writing. Service of all notices under this Lease shall be sufficient if given personally or mailed to the party involved at its respective address herein set forth, or at such address as such party may provide in writing from time to time. Any such notice mailed to such address shall be effective when deposited in the United States mail, duly addressed and with postage prepaid.

31. GENDER; NUMBER. Whenever the context of this Lease requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural; and whenever the word "Lessor" is used herein, it shall include all assignees of Lessor. If there is more than one Lessee named in the Lease, the liability of each shall be joint and several.

32. TITLES. The titles to the paragraphs of this Lease are solely for the convenience of the parties, and are not an aid in the interpretation of the instrument.

33. TIME. Time is of the essence of this Lease and each and all of its provisions.

34. GOVERNING LAW. The laws of the State of Minnesota shall govern all questions or disputes relating to the interpretation, performance, validity, enforcement or effect of this Agreement.

35. STATUTE OF LIMITATIONS. Any action by Lessee against Lessor for any default by Lessor under this Lease, including breach of warranty or indemnity, shall be commenced within one (1) year after any such cause of action accrues.

36. FINANCE LEASE. Lessor and Lessee agree that this Lease is a "Finance Lease" as defined in Section 336.2A-103 of the Minnesota Statutes (1989). The Lessor has not selected, manufactured or supplied the Equipment. The Lessor acquired the Equipment in connection with this Lease. The Lessee has received a copy of the contract evidencing the Lessor's purchase of the Equipment on or before the signing of the Lease contract or the Lessee has approved of the contract evidencing the Lessor's purchase of the Equipment. Lessee accepts the provisions of said contract and agrees to be bound by all waivers of warranties and limitations of damages recoverable from the manufacturer of said Equipment.

     37. JURY TRIAL WAIVER BOTH PARTIES TO THIS AGREEMENT HEREBY WAIVE ANY AND ALL RIGHT TO ANY TRIAL BY JURY IN ANY ACTION OR PROCEEDINGS DIRECTLY OR INDIRECTLY HEREUNDER.

     38. ASSIGNEE NOTIFICATION Lessee acknowledges and agrees that all of the rights under the Lease in and to the Leased Property, including Lessee's right to possession of the Leased Property, are subordinate, junior, and subject to the rights and claims of any assignee of Lessor's rights under the Lease and any such Assignee's successors and assigns (the "Assignee") against the Leased Property under any instrument, lease, mortgage or title retention or other security agreement, whether now existing or hereafter created, including but not limited to the right of the Assignee to take possession of the Leased Property. Lessee consents and agrees to the assignment to any Assignee of (I) all monies due or to become due to Lessor under the lease and (II) all rights and privileges of Lessor under the Lease. Lessee promises and agrees to settle all claims against Lessor directly with Lessor and hereby waives, relinquishes, and disclaims as to the Assignee all counterclaims, rights of set-off, and defenses Lessee may have against Lessor, including any right to withhold payment of or to refrain from paying, any monies that are due or to become due under the terms of the Lease, except that Lessee shall not be liable to Assignee for monies paid to Lessor in accordance with the terms of the Lease prior to the time Assignee notifies Lessee to pay Assignee directly. Thereafter, the Lessee agrees to pay directly to the Assignee all monies owing under the Lease. Lessee represents that, except as stated in the Lease, it has not prepaid any rentals or other monies owing under the Lease, and no deposits have been made. Lessee agrees and acknowledges that Assignee will not assume and will not have any obligations or liabilities under the Lease to Lessee or to any other person by reason of any aforementioned assignment or otherwise. Lessee agrees that it will not, without Assignee's prior written consent: (I) prepay rentals or other monies owing under the Lease, (II) modify or amend the Lease, (III) assign or sublet its rights under the Lease or in the Leased Property, (IV) exercise any of its rights under the Lease which are exercisable only with the consent of Lessor, or (V) return the Leased Property to Lessor, Lessee hereby acknowledging and agreeing to hold the Leased Property as bailee for Assignee for the purpose of perfecting Assignee's lien, title retention and/or security interest in the Leased Property as against Lessor and its creditors. Lessee represents that it has no purchase or renewal option concerning the Leased Property other than as stated in the Lease. Lessee agrees that, at the same time it sends to Lessor any notice under the Lease, it will send a copy thereof to Assignee at such Addresses as Assignee may specify from time to time in writing.

     THIS AGREEMENT SHALL NOT BE EFFECTIVE UNTIL APPROVED AND SIGNED AT OFFICE OF LESSOR IN MINNESOTA.

     NO ORAL AGREEMENT, GUARANTEE, PROMISES, REPRESENTATION OR WARRANTY SHALL BE BINDING. IF ANY CHANGES ARE TO BE MADE IN THIS LEASE AGREEMENT, THEY SHALL BE IN WRITING SIGNED BY THE PARTIES HERETO.

     IN WITNESS WHEREOF the parties hereto have executed these presents the day and year first above written.



        OSHKOSH/McNEILUS FINANCIAL
        SERVICES PARTNERSHIP     LESSOR                                   LESSEE

     BY:OSHKOSH/McNEILUS FINANCIAL                       Ready Mix, Inc.
        SERVICES, INC., its general partner              3430 East Flamingo Road
     P.O. Box 70, County Road 34 East                    Las Vegas, NV  89121
     Dodge Center, MN  55927

     By:  /s/ Jon Olson                            By:  /s/ Robert R. Morris
         ----------------------------                   ------------------------

  Name:   Jon Olson                              Name:     Robert R. Morris
        -----------------------------                   ------------------------

  Title:  Leasing Manager                        Title:   President
        -----------------------------                  -------------------------

                          CERTIFICATE OF RESOLUTION TO

                Oshkosh/McNeilus Financial Services Partnership

    I, Clint Tryon, Secretary of Ready Mix, Inc., incorporated in the State of Nevada do hereby certify that the following resolutions have been duly adopted by the Board of Directors of that corporation

[x] at a meeting of said Board and duly called held June 17, 2002

                                       OR

[ ] by unanimous written action of said Board, as allowed by statute, effective

_________________ and that such resolutions have not been amended, modified or otherwise altered and are in full force and effect on the date hereof:

                                    RESOLVED, That any "One" of the following:
                                                 ("one" or "two")

   Name and Title
Robert R Morris                                    , President           /s/ Robert R. Morris
---------------------------------------------------                      ----------------------
ALAN TERRIL                                        , Vice President      /s/ Alan Terril
---------------------------------------------------                      ----------------------
Clint Tryon                                        , Secretary           /s/ Clint Tryon
---------------------------------------------------                      ----------------------
Clint Tryon                                        , Treasurer           /s/ Clint Tryon
---------------------------------------------------                      ----------------------

---------------------------------------------------, Other               ----------------------

hereby is or are authorized, for and on behalf of this corporation, at any time or from time to time to Lease Equipment, machinery, furniture, fixtures, and other property, personal or mixed from Oshkosh/McNeilus Financial Services Partnership,(the "Lessor"), in such quantities, for such times, at such rentals, and upon such terms as he, she or they may see fit, to execute and deliver Lease agreements to evidence the same, to assign to said Lessor this corporations's rights to purchase any Equipment so to be Leased, to execute and to exercise options to renew any such Leases or purchase any Leased Equipment, to accept delivery of said Leased Equipment, to modify or extend the terms of any of the foregoing, to give guaranties or other undertakings to said Lessor, to execute financing statements covering such Leased Equipment, and to do and perform such acts and things, to sign such instruments, documents, agreements and certificates and to take such other steps as may be necessary, appropriate or desirable to carry out the intent of this resolution, all of the foregoing to be done in such form and on such terms and conditions as the officer or officers performing or executing the same shall approve, such approval to be conclusively evidenced by the performance or execution thereof.


                   IN WITNESS WHEREOF, I have hereunto set my hand and the seal
of said corporation this 10th day of December   2002.

                                          /s/         Clint Tryon
                                        ----------------------------------------
                                                      Secretary

                         CORPORATE TRUE LEASE GUARANTY
                Oshkosh/McNeilus Financial Services Partnership,
            County Road 34 East, P.O. Box 70 Dodge Center, MN 55927

To induce you to enter into a Lease, with you as Lessor and Ready Mix, Inc. as Lessee, which Lease was executed by Lessee on January 25, 2003 and covers the Equipment described in the Lease and any Schedule now or hereafter made a part thereof but without in any way binding you to enter into the Lease, the undersigned, for good and valuable consideration, does hereby guarantee to you, your successor and assigns, the due, regular and punctual payment of the total rental as provided in the Lease, and any Schedules now or hereafter made a part thereof, whether it represents an original balance, a casualty or stipulated loss value, a balance reduced by part payment, or a deficiency after sale of Equipment or otherwise and does hereby further guarantee that the Lessee will faithfully perform and fulfill all agreements and obligation provided in the Lease at the time and in the manner therein provided. Undersigned does hereby further guarantee to pay on demand all losses, costs, attorney's fees or expenses which may be suffered by you by reason of Lessee's default or default of the undersigned. The undersigned agrees that nothing hereby shall be deemed to render this Guaranty in any way conditional, or to require you first to seek or exhaust any remedy against Lessee, its successors, or assigns, or any other person obligated or liable under said Lease, this Guaranty or any other instrument; and it is agreed that you may, upon default of Lessee, or at any time thereafter, make demand upon and receive payment of any sum or performance of any covenant or agreement hereunder guaranteed by the undersigned, with or without notice or demand for payment or performance by Lessee, its successors or assigns, or any other person. Undersigned waives any and all impairment of its rights (including, but not limited to, the release of any obligor or collateral or any part thereof (with or without substitution), failure to perfect or maintain the perfection of any interest in any collateral or property, or failure to have title to the Lease Equipment) whether intentional or negligent, by operation of law or otherwise.

     Notice of acceptance of the guaranty and of any default by the Lessee or any other person is hereby waived. Presentment, protest, demand, and notice of protest, demand and dishonor of the Lease, and the exercise of possessory, collection or other remedies on the Lease, are hereby waived. Notice of adverse change in Lessee's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived, and the undersigned agrees that you shall not be required to first foreclosure, proceed against, or exhaust any collateral or security for any indebtedness or obligation hereby guaranteed, before requiring the undersigned to pay the full amount of liability hereby created. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Lessee or any other person as parties thereto. The extension of the time of payment or the renewal of the Lease or the extension of the time of performance of agreements or the expansion of the Equipment covered by the Lease or any other indulgence may be granted to the Lessee, its successors or assigns, or any other person, without notice to the undersigned, and all settlements, compromises, accounts stated and agreed balances made in good faith between the Lessee, its successors and assigns and you shall be binding upon and shall not affect the liability of the undersigned. The undersigned's obligations hereunder shall in no way be affected or impaired by (i) Lessee's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization or similar proceedings affecting the Lessee or any of its assets, and (ii) the release of Lessee from any of its agreements contained in the Security Agreements by operation of law or otherwise. THE UNDERSIGNED AGREES NOT TO SEEK CHANGE IN VENUE FROM ANY JURISDICTION AND COURT IN WHICH ANY ACTION, PROCEEDING OR LITIGATION IS BROUGHT BY YOU. As used in this Guaranty, the word "person" shall include any individual, corporation, or partnership, and refers to the undersigned and to anyone absolutely, contingently, partly or wholly liable for payment and/or performance of the Lessee's obligations being guaranteed hereunder. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be waiver of any subsequent or other right to demand performance hereunder.

     The undersigned further agrees that, without notice to the undersigned, this Guaranty may be assigned at any time or from time to time, in whole, or in part, to any assignees of Lessor's interest in the said Lease. This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

     If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof. Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

     The laws of the State of Minnesota shall govern all questions or disputes relating to the interpretation, performance, validity, enforcement or effect of this Agreement.

IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

                     Guarantor:  Meadow Valley Corporation

                            By:  /s/ Clint Tryon
                                -------------------------------
                          Name:  Clint Tryon
                                -------------------------------
                         Title:  Sec/Treas.
                                -------------------------------